EXHIBIT 99.1

News Release

National Penn Bancshares, Inc. Reports
Fourth Quarter and Full Year 2011 Results

Company Release – January 26, 2012

•	Quarterly adjusted net income1 of $0.16 per share, reported net income of $0.14 per share
•	Full-year adjusted net income1 of $0.59 per share resulting in adjusted ROA1 of 1.05%
•	Solid asset quality metrics sustained and capital levels further enhanced
•	2012 first quarter common stock cash dividend increased to $0.05 per share

BOYERTOWN, PA., January 26, 2012 -- National Penn Bancshares, Inc. (Nasdaq: NPBC) reported net income available to common shareholders of $20.7 million, or $0.14 per diluted common share, for the fourth quarter of 2011, compared to a net income available to common shareholders of $6.6 million, or $0.05 per diluted common share, for the fourth quarter of 2010. On an adjusted basis1, net income for the quarter totaled $23.2 million, or $0.16 per diluted common share, compared to $13.5 million, or $0.10 per diluted common share, for the fourth quarter of 2010.  Fourth quarter 2011 adjusted net income¹ excludes an after-tax unrealized fair value adjustment on National Penn’s trust preferred securities (Nasdaq:NPBCO) of $1.0 million and after-tax reorganization expenses of $1.4 million.  For the year ended December 31, 2011, diluted earnings per common share were $0.56, while adjusted earnings per common share1 were $0.59, compared to $0.10 and $0.30, respectively, for 2010.

“Enhanced profitability in 2011 supplemented an already strong capital base and further strengthened our financial position,” said Scott Fainor, president and CEO of National Penn. “I am proud of our team, which has remained focused on achieving our strategic goals and on sustaining improvement in asset quality metrics. The strength of our balance sheet is a competitive advantage that has been recognized by Forbes Magazine which recently ranked National Penn 15th of the 100 largest banks on its list of America’s Best Banks2.”

Asset quality in 2011 improved steadily and remained strong relative to peers with all key measures improving from 2010 levels. During 2011, classified loans declined by 23%,  total non-performing assets declined by 16%, and the ratio of net loan charge-offs to average loans improved to 0.74% from 1.57%. These asset quality trends resulted in a provision for loan losses of $15.0 million for 2011, compared to $95.0 million for 2010.  While the provision declined, the allowance for loan and lease losses to non-performing loans remained strong at 184% at December 31, 2011, compared to 179% at year-end 2010.

Actions taken to maintain the net interest margin in a prolonged low interest rate environment, including managed reductions in higher-cost deposits, improvements in deposit mix and balance sheet restructuring initiatives, resulted in a relatively stable net interest margin throughout 2011.  Net interest margin for the full year 2011 was 3.52%, compared to 3.45% in 2010 and was 3.49% in the fourth quarter of 2011, as compared to 3.46% in the previous quarter.

2 Forbes December 2011 “America’s Best and Worst Banks.”

Despite the increased costs of regulatory compliance, National Penn’s operating expenses remained well-controlled throughout 2011.  Operating expenses1 totaled $55.2 million in the fourth quarter and $221 million for the full year. Compared to 2010, expenses were relatively flat and resulted in an efficiency ratio of 59.03%1 for 2011.

Internal generation of capital and the benefit of the previously announced Warburg Pincus investment increased the tangible common equity to tangible assets ratio to 11.04% from 8.27% at period-end 2010. The total risk based capital ratio at December 31, 2011 was 18.38% compared to 17.38% at December 31, 2010.

The strength of these fundamentals provided the basis for an increase in the common stock cash dividend to $0.05 per share for the first quarter of 2012, payable on February 17, 2012 to shareholders of record on February 4, 2012.

Scott Fainor stated, “Given the accomplishments of 2011, National Penn is a clean, strong and efficient company positioned for growth.  Three consecutive common stock dividend increases, combined with our strong fundamentals and financial performance, resulted in improved returns to our shareholders.”

Media Contact:	Catharine S. Bower, Corporate Communications
(610) 369-6618 or catharine.bower@nationalpenn.com

Investor Contact:	Michelle H. Debkowski, Investor Relations
(610) 369-6461 or michelle.debkowski@nationalpenn.com
__________
# # #
About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.5 billion in assets, is a bank holding company based in Pennsylvania.  Headquartered in Boyertown, National Penn operates 122 branch offices comprising 121 branches in Pennsylvania and one branch in Maryland through National Penn Bank and its HomeTowne Heritage Bank, KNBT and Nittany Bank divisions.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; National Penn Capital Advisors, Inc.;  Institutional Advisors LLC; National Penn Insurance Services Group, Inc., including its Higgins Insurance division; and Caruso Benefits Group, Inc.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

1Statement Regarding Non-GAAP Financial Measures:

This release, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
•
Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.

•	Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.

•
Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.

•
Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.

Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

Cautionary Statement Regarding Forward-Looking Information:

This release contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators,  National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Financial Update for National Penn Bancshares (NPBC) for 12/31/2011

Unaudited, dollars in thousands except share and per share data
	As of
	12/31/2011	9/30/2011	12/31/2010
SUMMARY BALANCE SHEET
Total assets	$8,486,281	$8,611,641	$8,844,620
Investment securities and other securities	2,314,111	2,373,278	2,259,690
Total loans and leases	5,188,101	5,161,275	5,326,723
Deposits	5,874,819	5,992,991	6,059,173
Borrowings	1,370,399	1,410,212	1,590,996
Shareholders' equity	1,180,687	1,164,204	1,137,437
Tangible book value per common share (2)	$5.97	$5.86	$5.18
Tangible common equity / tangible assets (2)	11.04%	10.66%	8.27%

	Three Months Ended			Twelve Months Ended
	12/31/2011	9/30/2011	12/31/2010	12/31/2011	12/31/2010
EARNINGS
Total interest income	$83,681	$86,055	$93,745	$346,834	$387,249
Total interest expense	19,160	21,638	26,104	86,931	116,017
Net interest income	64,521	64,417	67,641	259,903	271,232
Provision for loan and lease losses	2,000	-	17,500	15,000	95,000
Net interest income after provision for loan and lease losses	62,521	64,417	50,141	244,903	176,232
Loss on sale of building	-	(1,000)	-	(1,000)	-
Net (losses) from fair value changes on subordinated debentures	(1,543)	(506)	(2,049)	(2,530)	(10,373)
Loss on debt extinguishment	(1,635)	(998)	-	(2,633)	-
Net gains on sales of investment securities	1,697	1,022	-	2,719	214
Other non-interest income	22,978	24,623	25,707	94,654	108,381
Goodwill impairment	-	-	-	-	8,250
Corporate reorganization expense	2,200	-	-	2,200	-
Other non-interest expense	55,186	55,053	59,493	221,197	233,426
Income before income taxes	26,632	32,505	14,306	112,716	32,778
Income tax expense	5,889	7,692	5,664	25,172	11,441
Net income	20,743	24,813	8,642	87,544	21,337
Preferred dividends and accretion of preferred discount	-	-	(2,005)	(1,691)	(8,021)
Accelerated accretion from redemption of preferred stock	-	-	-	(1,452)	-
Net income available to common shareholders	$20,743	$24,813	$6,637	$84,401	$13,316

PERFORMANCE RATIOS
Net interest margin	3.49%	3.46%	3.43%	3.52%	3.45%
Return on average assets	0.97%	1.15%	0.38%	1.02%	0.23%
Return on average total shareholders' equity	7.02%	8.59%	3.00%	7.58%	1.95%
Return on average tangible common equity (1)	9.17%	11.33%	3.76%	9.95%	2.07%

PER SHARE
Basic earnings available to common shareholders	$0.14	$0.16	$0.05	$0.56	$0.10
Diluted earnings available to common shareholders	0.14	0.16	0.05	0.56	0.10
Dividends per common share	0.04	0.03	0.01	0.09	0.04
Average shares - basic	151,773,327	151,693,223	134,380,086	151,386,614	128,118,298
Average shares - diluted	152,068,706	151,927,269	134,471,788	151,653,646	128,186,651

(1) RECONCILIATION TABLES FOR NON-GAAP FINANCIAL MEASURES	Three Months Ended			Twelve Months Ended
	12/31/2011	9/30/2011	12/31/2010	12/31/2011	12/31/2010
Return on average tangible common equity
Return on average shareholders' equity	7.02%	8.59%	3.00%	7.58%	1.95%
Effect of preferred equity	-	-	-0.35%	-0.08%	-0.54%
Effect of goodwill and intangibles	2.15%	2.74%	1.11%	2.45%	0.66%
Return on average tangible common equity	9.17%	11.33%	3.76%	9.95%	2.07%
Average tangible equity:
Average shareholders' equity	$1,172,273	$1,145,679	$1,141,979	$1,155,209	$1,094,642
Average preferred equity	-	-	(148,377)	(30,106)	(148,184)
Average goodwill and intangibles	(274,827)	(276,439)	(292,855)	(277,214)	(303,541)
Average total tangible common equity	$897,446	$869,240	$700,747	$847,889	$642,917

Adjusted net income reconciliation
Net income available to common shareholders	$20,743	$24,813	$6,637	$84,401	$13,316
After tax gain on pension plan curtailment	-	-	-	-	(2,643)
After tax unrealized fair market value loss on subordinated debentures
Corporate reorganization expense	1,430	-	-	1,430	-
Accelerated accretion from redemption of preferred stock	-	-	-	1,452	-
Tax expense from sale of Christiana	-	-	5,486	-	5,486
BOLI tax expense	-	-	-	-	8,081
Goodwill impairment	-	-	-	-	8,250
Adjusted net income available to common shareholders	$23,176	$24,813	$13,455	$88,928	$39,233

Earnings per share
Net income available to common shareholders	$0.14	$0.16	$0.05	$0.56	$0.10
After tax gain on pension plan curtailment	-	-	-	-	(0.02)
After tax unrealized fair market value loss on subordinated debentures
Corporate reorganization expense	0.01	-	-	0.01	-
Accelerated accretion from redemption of preferred stock	-	-	-	0.01	-
Tax expense from sale of Christiana	-	-	0.04	-	0.05
BOLI tax expense	-	-	-	-	0.06
Goodwill impairment	-	-	-	-	0.06
Adjusted net income available to common shareholders	$0.16	$0.16	$0.10	$0.59	$0.30

Financial Update for National Penn Bancshares (NPBC) for 12/31/2011

Unaudited, dollars in thousands except share and per share data	As of
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
BALANCE SHEET - ASSETS
Cash and due from banks	$129,637	$116,057	$105,918	$113,031	$90,283
Interest-earning deposits with banks	321,885	422,942	513,132	392,337	612,099
Total cash and cash equivalents	451,522	538,999	619,050	505,368	702,382

Investment securities available for sale, at fair value	1,747,019	1,790,654	1,696,682	1,622,395	1,632,118
Investment securities held to maturity	496,574	509,773	518,578	535,488	546,957
Other securities	70,518	72,851	75,308	77,894	80,615
Loans held for sale	12,216	17,144	8,852	5,561	12,785

Loans and leases	5,175,885	5,144,131	5,170,074	5,239,585	5,313,938
Allowance for loan and lease losses	(126,640)	(131,073)	(137,909)	(142,960)	(150,054)
Loans and leases, net	5,049,245	5,013,058	5,032,165	5,096,625	5,163,884

Premises and equipment, net	96,198	100,880	103,017	103,771	105,483
Accrued interest receivable	30,991	33,110	31,862	34,264	33,829
Bank owned life insurance	138,274	137,017	136,606	135,373	134,154
Other real estate owned and other repossessed assets	7,716	8,029	8,407	7,653	7,453
Goodwill	258,279	258,279	258,279	258,279	258,279
Other intangible assets, net	15,770	17,370	18,970	20,530	22,217
Unconsolidated investments under the equity method	12,173	11,927	12,327	12,211	11,482
Other assets	99,786	102,550	113,038	127,855	132,982
TOTAL ASSETS	$8,486,281	$8,611,641	$8,633,141	$8,543,267	$8,844,620

BALANCE SHEET - LIABILITIES
Non-interest bearing deposits	$863,703	$833,311	$839,811	$834,321	$808,835
Interest bearing deposits	5,011,116	5,159,680	5,104,350	5,098,695	5,250,338
Total deposits	5,874,819	5,992,991	5,944,161	5,933,016	6,059,173

Customer repurchase agreements	523,978	500,099	573,628	531,256	569,455
Structured repurchase agreements	85,000	140,000	165,000	165,000	165,000
Short-term borrowings	-	6,400	6,390	6,184	10,000
Federal Home Loan Bank advances	616,111	619,946	627,332	627,716	703,761
Subordinated debentures	145,310	143,767	143,261	142,831	142,780
Accrued interest payable and other liabilities	60,376	44,234	39,856	39,655	57,014
TOTAL LIABILITIES	7,305,594	7,447,437	7,499,628	7,445,658	7,707,183

BALANCE SHEET - SHAREHOLDERS' EQUITY
Preferred stock	-	-	-	-	148,441
Common stock	1,383,082	1,380,728	1,379,690	1,379,014	1,292,342
Retained deficit	(223,189)	(237,862)	(258,125)	(279,817)	(293,940)
Accumulated other comprehensive income/(loss)	20,794	21,338	11,948	(1,588)	(9,406)
TOTAL SHAREHOLDERS' EQUITY	1,180,687	1,164,204	1,133,513	1,097,609	1,137,437

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$8,486,281	$8,611,641	$8,633,141	$8,543,267	$8,844,620

COMMON SHARE AND PER SHARE DATA
Book Value	$7.77	$7.67	$7.47	$7.24	$7.23
Tangible Book Value (2)	$5.97	$5.86	$5.65	$5.40	$5.18
Dividends	$0.04	$0.03	$0.01	$0.01	$0.01
Shares Outstanding (end of period, net of treasury)	151,883,036	151,714,696	151,660,444	151,506,511	136,792,414

(2) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES
Total shareholders' equity	$1,180,687	$1,164,204	$1,133,513	$1,097,609	$1,137,437
Total preferred shareholders' equity	-	-	-	-	(148,441)
Goodwill and intangibles	(274,049)	(275,649)	(277,249)	(278,809)	(280,496)
Tangible common equity	$906,638	$888,555	$856,264	$818,800	$708,500
Common shares outstanding	151,883,036	151,714,696	151,660,444	151,506,511	136,792,414
Tangible book value per share	$5.97	$5.86	$5.65	$5.40	$5.18

Total assets	$8,486,281	$8,611,641	$8,633,141	$8,543,267	$8,844,620
Goodwill and intangibles	(274,049)	(275,649)	(277,249)	(278,809)	(280,496)
Tangible assets	$8,212,232	$8,335,992	$8,355,892	$8,264,458	$8,564,124
Tangible common equity/tangible assets	11.04%	10.66%	10.25%	9.91%	8.27%

Financial Update for National Penn Bancshares (NPBC) for 12/31/2011

Unaudited, dollars in thousands except share and per share data	For the Quarter Ended					For the Twelve Months Ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010
INTEREST INCOME
Loans and leases, including fees	$64,040	$65,795	$67,553	$69,228	$73,496	$266,616	$306,207
Investment securities
Taxable	11,310	11,591	11,552	11,357	11,272	45,810	44,984
Tax-exempt	8,076	8,337	8,401	8,493	8,569	33,307	34,906
Deposits with banks	255	332	234	280	408	1,101	1,152
Total interest income	83,681	86,055	87,740	89,358	93,745	346,834	387,249
INTEREST EXPENSE
Deposits	8,272	9,881	10,974	11,407	13,411	40,534	63,929
Customer repurchase agreements	556	593	645	712	847	2,506	4,180
Structured repurchase agreements	1,316	1,697	1,701	1,683	1,720	6,397	6,826
Short-term borrowings	-	-	-	-	-	-	-
Federal Home Loan Bank advances	6,987	7,073	7,039	7,217	7,732	28,316	31,537
Subordinated debentures	2,029	2,394	2,386	2,369	2,394	9,178	9,545
Total interest expense	19,160	21,638	22,745	23,388	26,104	86,931	116,017
Net interest income	64,521	64,417	64,995	65,970	67,641	259,903	271,232
Provision for loan and lease losses	2,000	-	3,000	10,000	17,500	15,000	95,000
Net interest income after provision for loan and lease losses	62,521	64,417	61,995	55,970	50,141	244,903	176,232
NON-INTEREST INCOME
Wealth management income	5,616	6,227	5,856	5,924	6,917	23,623	28,253
Service charges on deposit accounts	4,608	4,880	4,616	4,664	5,358	18,768	21,564
Insurance commissions and fees	3,107	3,406	3,520	3,221	3,423	13,254	14,332
Cash management and electronic banking fees	4,613	4,590	4,645	4,371	4,584	18,219	17,904
Mortgage banking income	1,481	1,349	1,014	1,080	2,590	4,924	7,398
Bank owned life insurance income	1,288	1,733	1,233	1,220	1,501	5,474	5,932
Earnings of unconsolidated investments	246	99	116	1,700	140	2,161	799
Other operating income	2,019	2,339	1,818	2,055	1,638	8,231	9,523
Gain on pension plan curtailment	-	-	-	-	-	-	4,066
Loss on sale of building	-	(1,000)	-	-	-	(1,000)	-
Net (losses) from fair value changes on subordinated debentures	(1,543)	(506)	(430)	(51)	(2,049)	(2,530)	(10,373)
Loss on debt extinguishment	(1,635)	(998)	-	-	-	(2,633)	-
Net gains on sales of investment securities	1,697	1,022	-	-	-	2,719	214
Impairment losses on investment securities:
Impairment losses on investment securities	-	-	-	-	(444)	-	(1,390)
Non credit-related losses on securities not expected to be sold
recognized in other comprehensive loss before tax	-	-	-	-	-	-	-
Net impairment losses on investment securities	-	-	-	-	(444)	-	(1,390)
Total non-interest income	21,497	23,141	22,388	24,184	23,658	91,210	98,222
NON-INTEREST EXPENSE
Salaries, wages and employee benefits	29,598	30,809	30,408	31,449	31,499	122,264	123,471
Net premises and equipment	7,652	7,228	6,787	7,272	7,460	28,939	29,923
FDIC insurance	1,442	2,213	2,726	3,457	3,411	9,838	15,205
Corporate reorganization expense	2,200	-	-	-	-	2,200	-
Goodwill impairment	-	-	-	-	-	-	8,250
Other operating expenses	16,494	14,803	14,200	14,659	17,123	60,156	64,827
Total non-interest expense	57,386	55,053	54,121	56,837	59,493	223,397	241,676
Income before income taxes	26,632	32,505	30,262	23,317	14,306	112,716	32,778
Income tax expense	5,889	7,692	7,054	4,537	5,664	25,172	11,441
NET INCOME	20,743	24,813	23,208	18,780	8,642	87,544	21,337
Preferred dividends and accretion of preferred discount	-	-	-	(1,691)	(2,005)	(1,691)	(8,021)
Accelerated accretion from redemption of preferred stock	-	-	-	(1,452)	-	(1,452)	-
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$20,743	$24,813	$23,208	$15,637	$6,637	$84,401	$13,316

PER SHARE OF COMMON STOCK
Basic earnings available to common shareholders	$0.14	$0.16	$0.15	$0.10	$0.05	$0.56	$0.10
Diluted earnings available to common shareholders	$0.14	$0.16	$0.15	$0.10	$0.05	$0.56	$0.10
Average Shares Basic	151,773,327	151,693,223	151,601,052	150,461,063	134,380,086	151,386,614	128,118,298
Average Shares Diluted	152,068,706	151,927,269	151,835,402	150,765,883	134,471,788	151,653,646	128,186,651

SUPPLEMENTAL DATA (annualized, average)
Return on Assets	0.97%	1.15%	1.08%	0.88%	0.38%	1.02%	0.23%
Return on Total Equity	7.02%	8.59%	8.37%	6.39%	3.00%	7.58%	1.95%
Return on Common Equity	7.02%	8.59%	8.37%	5.93%	2.65%	7.50%	1.41%
Return on Tangible Common Equity (1)	9.17%	11.33%	11.16%	8.03%	3.76%	9.95%	2.07%
Efficiency Ratio (3)	59.73%	58.54%	58.25%	59.61%	60.36%	59.03%	58.78%

(3) RECONCILIATION TABLE FOR NON-GAAP FINANCIAL MEASURES

Efficiency Ratio Calculation
Non-interest expense	$57,386	$55,053	$54,121	$56,837	$59,493	$223,397	$241,676
Less:
Corporate reorganization expense	2,200	-	-	-	-	2,200	-
Goodwill impairment	-	-	-	-	-	-	8,250
Operating expenses	$55,186	$55,053	$54,121	$56,837	$59,493	$221,197	$233,426

Net interest income (taxable equivalent)	$69,409	$69,426	$70,087	$71,112	$72,849	$280,034	$292,615

Non-interest income (loss)	21,497	23,141	22,388	24,184	23,658	91,210	98,222
Less:
Gain on pension plan curtailment	-	-	-	-	-	-	4,066
Loss on sale of building	-	(1,000)	-	-	-	(1,000)	-
Loss on debt extinguishment	(1,635)	(998)	-	-	-	(2,633)	-
Net (losses) from fair value changes on subordinated debentures	(1,543)	(506)	(430)	(51)	(2,049)	(2,530)	(10,373)
Net gains on sales of investment securities	1,697	1,022	-	-	-	2,719	-
Adjusted revenue	$92,387	$94,049	$92,905	$95,347	$98,556	$374,688	$397,144

Efficiency Ratio	59.73%	58.54%	58.25%	59.61%	60.36%	59.03%	58.78%

Financial Update for National Penn Bancshares (NPBC) for 12/31/2011

Unaudited, dollars in thousands except share and per share data
	As of and for the Quarter Ended					For the Twelve Months Ended
CHARGE-OFFS	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	12/31/2011	12/31/2010

Loan Charge-offs	$9,896	$8,374	$10,512	$18,753	$22,456	$47,535	$100,560
Recoveries on Loans	(3,463)	(1,538)	(2,461)	(1,659)	(2,443)	(9,121)	(10,251)
Net Loan Charge-offs	$6,433	$6,836	$8,051	$17,094	$20,013	$38,414	$90,309
Net Loan Charge-offs to Average Loans (annualized)	0.50%	0.53%	0.61%	1.31%	1.44%	0.74%	1.57%

NET CHARGE OFF DETAIL
Commercial and Industrial Loans and Leases	$2,648	$1,962	$5,066	$9,319	$7,363	$18,995	$20,402

Commercial Real Estate-Permanent	517	83	1,242	3,946	2,903	5,788	6,427
Commercial Real Estate-Construction	(1,337)	2,637	828	873	1,973	3,001	39,626
Total Commercial Real Estate Loans	(820)	2,720	2,070	4,819	4,876	8,789	46,053

Residential Mortgages	993	998	483	1,643	5,620	4,117	15,156
Home Equity Lines and Loans	2,429	596	833	1,158	1,280	5,016	3,338
All other Consumer Loans	1,183	560	(401)	155	874	1,497	5,360
Total Consumer Loans	4,605	2,154	915	2,956	7,774	10,630	23,854

Net Loans Charged-off	$6,433	$6,836	$8,051	$17,094	$20,013	$38,414	$90,309

	As of
ASSET QUALITY AND OTHER DATA	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Non-Accrual Commercial and Industrial Loans and Leases	$31,081	$29,995	$31,275	$34,122	$34,869

Non-Accrual Commercial Real Estate-Permanent	7,403	8,314	11,879	15,407	17,821
Non-Accrual Commercial Real Estate-Construction	12,218	14,549	15,844	18,012	19,392
Total Non-Accrual Commercial Real Estate Loans	19,621	22,863	27,723	33,419	37,213

Non-Accrual Residential Mortgages	4,504	4,472	5,196	5,303	5,802
Non-Accrual Home Equity Lines and Loans	3,046	1,763	1,527	1,965	2,133
All other Non-Accrual Consumer Loans	3,176	1,907	2,062	1,810	2,094
Total Non-Accrual Consumer Loans	10,726	8,142	8,785	9,078	10,029

Total Non-Accrual Loans	61,428	61,000	67,783	76,619	82,111

Restructured Loans	5,548	4,372	3,833	351	-
Loans 90+ Days Past Due & Still Accruing	2,010	1,408	1,567	2,183	1,753
Total Non-performing Loans	68,986	66,780	73,183	79,153	83,864

Other Real Estate Owned & Repossessed Assets	7,716	8,029	8,407	7,653	7,453
Total Non-performing Assets	$76,702	$74,809	$81,590	$86,806	$91,317

Allowance for Loan and Lease Losses	$126,640	$131,073	$137,909	$142,960	$150,054
Allowance for Loan and Lease Losses/Non-Performing Loans	183.6%	196.3%	188.4%	180.6%	178.9%
Allowance for Loan and Lease Losses/Non-Performing Assets	165.1%	175.2%	169.0%	164.7%	164.3%
Provision/Charge-Offs, net	31.1%	0.0%	37.3%	58.5%	87.4%
Classified Loans	$370,439	$374,850	$403,145	$438,275	$479,336
Classified Loans/Total Loans and Leases	7.14%	7.26%	7.78%	8.36%	9.00%
Delinquent Loans	$24,801	$28,824	$20,413	$25,342	$27,806
Delinquent Loans/Total Loans and Leases	0.48%	0.56%	0.39%	0.48%	0.52%

	As of
REGULATORY CAPITAL DATA	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Tier 1 Capital	$978,302	$955,766	$922,457	$889,473	$924,143
Tier 1 Leverage Ratio	12.00%	11.63%	11.20%	10.66%	10.59%
Tier 1 Ratio (%)	17.12%	16.85%	16.43%	15.66%	16.12%
Total Capital	$1,050,417	$1,027,393	$992,729	$960,459	$996,288
Total Capital Ratio (%)	18.38%	18.12%	17.68%	16.91%	17.38%
Total Risk-Weighted Assets	$5,714,643	$5,670,722	$5,615,341	$5,679,123	$5,732,730

Financial Update for National Penn Bancshares (NPBC) for 12/31/2011

Unaudited, dollars in thousands except share and per share data
	As of
PERIOD END BALANCES:	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Earning Assets / Liabilities
Loan Breakdown: (Regulatory)
Commercial/Industrial	$833,534	$813,356	$838,489	$808,118	$804,602
Commercial Real Estate (1)	1,737,383	1,697,975	1,715,616	1,749,215	1,740,029
Residential Mortgage	1,270,896	1,272,478	1,295,463	1,295,014	1,294,751
Real Estate Construction and Land Development	212,306	216,250	207,643	270,584	339,242
Home Equity	771,792	766,299	764,467	738,629	755,829
Consumer	209,082	213,014	213,570	228,904	236,107
Other Loans	153,108	181,903	143,678	154,682	156,163
Total Loans	5,188,101	5,161,275	5,178,926	5,245,146	5,326,723

Allowance for Loan and Lease Losses/Total Loans and Leases	2.44%	2.54%	2.66%	2.73%	2.82%

Investment Securities and Other Securities	2,314,111	2,373,278	2,290,568	2,235,777	2,259,690
Other Earning Assets	321,885	422,942	513,132	392,337	612,099
Total Earning Assets (net of loan loss reserve)	$7,697,457	$7,826,422	$7,844,717	$7,730,300	$8,048,458
(1) Includes owner occupied

Loan Breakdown: (Internal)
Commercial & Industrial Loans and Leases
Business Purpose, Real Estate secured	$895,028	$892,952	$884,606	$896,521	$948,506
Business Purpose, not secured by Real Estate	919,720	927,631	913,115	888,249	886,692
Owner Occupied Commercial Real Estate
- Permanent	563,963	566,732	577,092	578,332	552,129
- Construction / Development	36,631	28,927	27,003	38,775	37,196
Leasing	4,685	5,796	7,125	9,054	10,437
Total Commercial & Industrial Loans & Leases	2,420,027	2,422,038	2,408,941	2,410,931	2,434,960

Commercial Real Estate
Non Owner Occupied
- Permanent	855,524	798,106	818,564	819,875	768,988
- Construction / Development	156,064	168,537	171,063	206,924	281,056
Total Commercial Real Estate	1,011,588	966,643	989,627	1,026,799	1,050,044

Consumer Loans
Residential Mortgage (personal purpose)
Permanent	704,655	709,342	719,578	736,862	745,516
Construction	5,667	7,606	5,909	4,505	7,113
Total Residential Mortgages	710,322	716,948	725,487	741,367	752,629

Home Equity Loans and Direct Installment Loans	337,242	362,808	388,173	415,599	423,755
Home Equity Lines of Credit	410,316	394,386	367,127	325,186	321,369
Total Home Equity Lines and Loans	747,558	757,194	755,300	740,785	745,124

Private Banking Credit Lines	121,296	112,011	119,850	139,721	150,811
Indirect Vehicle Loans and Other	165,094	169,297	170,869	179,982	180,370
All Other Consumer Loans	286,390	281,308	290,719	319,703	331,181
Total Consumer Loans	1,744,270	1,755,450	1,771,506	1,801,855	1,828,934

Loans and Leases	5,175,885	5,144,131	5,170,074	5,239,585	5,313,938

Loans Held for Sale	12,216	17,144	8,852	5,561	12,785

Total Loans and Leases	$5,188,101	$5,161,275	$5,178,926	$5,245,146	$5,326,723

Deposit Breakdown:
Savings	$454,003	$451,767	$464,055	$457,395	$438,879
NOW Accounts	1,293,148	1,311,819	1,158,161	1,128,644	1,181,850
Money Market Accounts	1,686,909	1,651,185	1,631,779	1,655,115	1,664,620
CDs less than $100k	1,138,908	1,213,798	1,261,026	1,433,808	1,378,060
CDs $100k or greater	438,148	531,111	589,329	423,733	586,929
Total Interest Bearing Deposits	5,011,116	5,159,680	5,104,350	5,098,695	5,250,338

Non-Interest Bearing Deposits	863,703	833,311	839,811	834,321	808,835

Total Deposits	$5,874,819	$5,992,991	$5,944,161	$5,933,016	$6,059,173

Financial Update for National Penn Bancshares (NPBC) for 12/31/2011

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of										Twelve Months, as of
	12/31/2011		9/30/2011		6/30/2011		3/31/2011		12/31/2010		12/31/2011		12/31/2010
	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield	Avg Bal	Yield

Total Loans	$5,149,546	4.99%	$5,122,557	5.15%	$5,228,365	5.24%	$5,311,204	5.34%	$5,506,513	5.35%	$5,202,255	5.18%	$5,761,647	5.37%
Investment Securities	2,355,178	3.97%	2,287,630	4.21%	2,258,355	4.32%	2,245,416	4.39%	2,274,090	4.24%	2,286,948	4.22%	2,234,045	4.39%
Interest Earning Deposits	390,228	0.26%	543,410	0.24%	467,157	0.20%	508,684	0.22%	642,204	0.25%	477,226	0.23%	495,042	0.23%

Total Earning Assets	7,894,952	4.45%	7,953,597	4.54%	7,953,877	4.68%	8,065,304	4.75%	8,422,807	4.66%	7,966,429	4.61%	8,490,734	4.81%
Total Assets	8,525,271	3.89%	8,588,269	3.98%	8,599,923	4.09%	8,701,649	4.16%	9,122,895	4.30%	8,603,252	4.03%	9,220,791	4.43%

Savings	454,688	0.15%	456,271	0.18%	462,870	0.18%	442,830	0.19%	435,069	0.20%	454,203	0.18%	437,796	0.27%
NOW Accounts	1,269,670	0.17%	1,211,663	0.18%	1,188,644	0.22%	1,148,991	0.22%	1,265,646	0.23%	1,205,092	0.20%	1,195,331	0.32%
Money Market Accounts	1,669,090	0.44%	1,647,975	0.59%	1,638,733	0.60%	1,656,059	0.59%	1,682,091	0.60%	1,652,986	0.55%	1,715,233	0.81%
CDs	1,668,098	1.36%	1,798,414	1.47%	1,857,969	1.66%	1,889,073	1.76%	2,124,910	1.85%	1,802,769	1.57%	2,311,017	1.95%

Total Interest Bearing Deposits	5,061,546	0.65%	5,114,323	0.77%	5,148,216	0.85%	5,136,953	0.90%	5,507,716	0.97%	5,115,050	0.79%	5,659,377	1.13%

Non-Interest Bearing Deposits	835,699		837,953		837,635		813,704		818,330		831,326		812,275
Total Deposits	5,897,245	0.56%	5,952,276	0.66%	5,985,851	0.74%	5,950,657	0.78%	6,326,046	0.84%	5,946,376	0.68%	6,471,652	0.99%

Customer repurchase agreements	514,961	0.43%	512,847	0.46%	522,147	0.50%	546,100	0.53%	592,234	0.57%	523,898	0.48%	578,409	0.72%
Structured repurchase agreements	128,968	4.05%	163,098	4.13%	165,000	4.13%	165,000	4.14%	165,000	4.14%	155,438	4.12%	165,000	4.14%
Short-term borrowings	6,638	0.00%	6,732	0.00%	6,713	0.00%	6,850	0.00%	7,080	0.00%	6,733	0.00%	6,900	0.00%
Federal Home Loan Bank advances	616,411	4.50%	623,713	4.50%	627,525	4.50%	651,208	4.49%	704,670	4.35%	629,603	4.50%	725,651	4.35%
Subordinated debentures	143,800	5.60%	143,266	6.63%	142,836	6.70%	142,781	6.73%	140,753	6.75%	143,174	6.41%	137,785	6.93%
Total Deposits and borrowings	7,308,023	1.04%	7,401,932	1.16%	7,450,072	1.22%	7,462,596	1.27%	7,935,783	1.31%	7,405,222	1.17%	8,085,397	1.43%
Total Interest Bearing Liabilities	$6,472,324	1.17%	$6,563,979	1.31%	$6,612,437	1.38%	$6,648,892	1.43%	$7,117,453	1.46%	$6,573,896	1.32%	7,273,122	1.60%

Net Yield on Earning Assets: (Margin)		3.49%		3.46%		3.53%		3.58%		3.43%		3.52%		3.45%

Wealth Assets:
Assets under administration	$4,197,612		$4,067,918		$4,364,447		$4,057,142		$3,973,910
Assets under management	2,141,737		2,118,076		2,247,042		2,136,596		2,092,149
(included above)
Christiana Bank and Trust
Trust Revenues	$-		$-		$-		$-		$862	(a)	$-		$5,563	(a)

(a) Through December 3, 2010

Financial Update for National Penn Bancshares (NPBC) for 12/31/2011

Unaudited, dollars in thousands except share and per share data
	Quarterly, as of
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
STATES OF OPERATION AND BANKING OFFICES
BY STATE (LATEST AVAILABLE DATA)

PA
Total Number of Banking Offices	121	122	122	122	124
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	128	129	131	132	133

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	-	-	-	-	-
Total Number of ATMs	1	1	1	1	1

TOTAL
Total Number of Banking Offices	122	123	123	123	125
Total Number of Insured Subsidiaries
(Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	129	130	132	133	134

EOP Employees (Full Time Equivalent)	1,688	1,683	1,700	1,676	1,728